Report Name - 10F-3

Fund - Managed High Income Portfolio Inc.

                                Period : 03/01/05 through 08/31/05


                                    ID : 400
                           Issuer Name : Chesapeake Energy Corp.
					(Mat=01/15/16)
                            Trade Date : 04/13/05
                        Selling Dealer : Lehman Brothers
                Total Shares Purchased : 2,175,000.00
                        Purchase Price : 99.07
                    % Received by Fund : 0.363%
                        % of Issue (1) : 3.333%
        Other Participant Accounts (2) :      17,825,000.00
                      Issue Amount (2) :     600,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Chesapeake Energy Corp. (due 2016)
                            Trade Date : 04/13/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Credit Suisse First Boston Corp
                                         Deutsche Bank Securities Inc
                                         Lehman Brothers
                                         UBS
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         BNP Paribas
                                         Citigroup
                                         Morgan Stanley
                                         ABN Amro
                                         Bosc Inc
                                         Calyon New York
                                         Comerica Inc
                                         Fortis Capital Corp
                                         Harris Nesbitt
                                         Piper Jaffray & Co
                                         RBC Dominion Securities
                                         RBS Greenwich Capital
                                         SunTrust Robinson Humphrey
                                         TD Securities
                                         Wachovia Bank
                                         Wells Fargo
                         Selling Group : N/A


                                    ID : 584
                           Issuer Name : Domtar Inc. (mat= 8/1/05)
                            Trade Date : 08/02/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 725,000.00
                        Purchase Price : 99.904
                    % Received by Fund : 0.181%
                        % of Issue (1) : 5.000%
        Other Participant Accounts (2) :      19,275,000.00
                      Issue Amount (2) :     400,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Domtar Inc. (due 8/1/05)
                            Trade Date : 08/02/05
                 Joint/Lead Manager(s) : Citigroup
                                         JP Morgan
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 339
                           Issuer Name : Host Marriott
                            Trade Date : 03/03/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 350,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.054%
                        % of Issue (1) : 2.718%
        Other Participant Accounts (2) :      17,315,000.00
                      Issue Amount (2) :     650,000,000.00
          Total Received All Funds (2) :      17,665,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                                    ID : 340
                           Issuer Name : Levi (Floating Rate Note)
                            Trade Date : 03/07/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 1,125,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.296%
                        % of Issue (1) : 3.684%
        Other Participant Accounts (2) :      12,875,000.00
                      Issue Amount (2) :     380,000,000.00
          Total Received All Funds (2) :      14,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Levi (Floating Rate Note)
                            Trade Date : 03/07/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Goldman Sachs & Co
                                         JP Morgan
                                         Scotia Capital Inc
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Credit Suisse First Boston Corp
                         Selling Group : N/A


                                    ID : 556
                           Issuer Name : SunGard Data Systems Inc.
					    (due 08/15/13)
                            Trade Date : 07/27/05
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 450,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.028%
                        % of Issue (1) : 1.028%
        Other Participant Accounts (2) :      16,000,000.00
                      Issue Amount (2) :   1,600,000,000.00
          Total Received All Funds (2) :      16,450,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : SunGard Data Systems Inc.
                                            (due 8/15/13)
                            Trade Date : 07/27/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         JP Morgan Securities
                                         Morgan Stanley
                                         Banc of America Securities LLC
                         Co-Manager(s) : RBC Capital Markets
                                         BNY Capital Markets, Inc.
                         Selling Group : N/A